                                                                 Exhibit 10.24.2

                            [Bank of America logo]

                                           Banc of America
                                           Financial Products Inc.
                                           A subsidiary of Bank of America, N.A.
                                           233 South Wacker Drive, Suite 2800
                                           Chicago, IL 60606

                                           Tel  312.234.2433
                                           Fax  312.234.2544


BANC OF AMERICA FINANCIAL PRODUCTS, INC.
----------------------------------------

DERIVATIVES TRADE SUPPORT



TO:     Ventas Finance I, LLC
        4360 Brownsboro Road, Suite 115
        Louisville, KY 40207

ATTN:   Debbie Cafaro
TEL:    502-357-9010
FAX:    502-357-9001

FROM:   Banc of America Financial Products, Inc.
        233 South Wacker Drive - Suite 2800
        Chicago, IL 60606
        Erroll Pessotto
        312-234-2652


DATE:   12/11/01

Our Reference Number:  3405919

Internal Tracking Numbers:  202509



Dear Sir/Madam,

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Ventas Finance I, LLC and Banc of America Financial Products, Inc. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below (the "Agreement").

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into this Transaction and to perform its obligations hereunder and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.

     In this Confirmation "Party A" means Banc of America Financial Products, Inc. and "Party B" means Ventas Finance I, LLC.

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as the parties will in good faith agree. Upon the execution by the parties of such an agreement, this Confirmation will supplement, form a part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between the parties (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if the parties had executed an agreement in such form (with a Schedule in which the parties elected that the Termination Currency would be United States Dollars and that the governing law would be New York law and in which the parties included the following non-negotiable provisions from Party A's form of Schedule a copy of which has been provided to Party B (which Party B agrees that it has received and understands): Part 1(a), 5(a), 5(b), 5(c), 5(d), 5(j), and 5(l), but otherwise without any Schedule, on the Trade Date of the first such Transaction between us. In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purposes of this Transaction.

2. Notwithstanding Section 7 of this Agreement, Party B acknowledges and agrees that the parties' failure to execute and deliver an Agreement in a form acceptable to us within thirty (30) business days of the Trade Date of this Transaction shall, at Party A's election, (i) constitute an Additional Termination Event with both parties as Affected Parties and this Transaction as an Affected Transaction, or (ii) entitle Party A to assign and delegate its rights and obligations under this Transaction to the parent company of Party A (the "Parent"), upon written notice to Party B by either or both of Party A and the Parent, and such Transaction shall be governed by the existing ISDA Master Agreement, if any, between Party B and the Parent or, in the absence thereof, the ISDA Form (with a Schedule in which the Parent and Party B elected that the Termination Currency would be United States Dollars and that the governing law would be New York law). As of and from the date of such assignment, the Parent shall succeed to all rights and obligations of Party A under this Transaction and Party A shall, without further action, forever be released therefrom (including any liability for breach thereof).

For purposes of this transaction only, the provisions of Part 5(d) of the Schedule to the Master Agreement shall not apply, upon payment in full of all amounts due and owing by Ventas Finance I, LLC.

3. The terms of the particular Transaction to which this Confirmation relates are as follows:

   Notional Amount:                     $225,000,000 (Amortizing - see schedule)

   Trade Date:                          December 11, 2001

   Effective Date:                      December 12, 2001

   Termination Date:                    December 10, 2006, subject to adjustment in accordance with the
                                        Modified Following Business Day Convention

Fixed Amounts:

   Fixed Rate Payer:                    Ventas Finance I, LLC

   Fixed Rate Payer Payment Date:       December 14, 2001

   Fixed Amount:                        $45,000


Floating Amounts:

   Floating Rate Payer:                 Banc of America Financial Products, Inc.

   Cap Rate:                            8.00%

   Floating Rate Period End Dates:      The tenth day of each month commencing  January 10, 2002 and ending on the  Termination  Date,  subject to adjustment in accordance  with the
                                        Modified Following Business Day Convention

   Floating Rate Payer Payment Dates:   The ninth day of each month  commencing  January 9, 2002 and ending on
                                        December  9,  2006,  subject  to  adjustment  in  accordance  with the
                                        Preceding Business Day Convention

   Floating Rate Option:                USD-LIBOR-BBA

   Floating Rate for initial            1.9413%
   Calculation Period:

   Designated Maturity:                 1-month

   Spread:                              N/A

   Floating Rate Day Count Fraction:    Act/360

   Reset Dates:                         Two business days prior to the first day of each calculation period

   Method of Averaging:                 N/A

   Compounding:                         Inapplicable

   (Compounding Dates:)                 N/A

Business Days:                          New York

Calculation Agent:                      Party A

4. Recording of Conversations:

     Each party to this Transaction acknowledges and agrees to the tape or electronic recording of conversations between the parties to this Transaction whether by one or other or both of the parties and that any such recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

5. Credit Support Document:             N/A

6. Account Details:

     Account for payments to            Bank of America, N.A. New York
     Party A:                           BOFAUS3N
                                        ABA # 026009593
                                        Account # 6550105832
                                        Favor: Banc of America Financial Products, Inc.

     Account for payments to            Pay to:  First Union National Bank, Charlotte,
     Party B:                           NC

                                        ABA # 053-000-219

                                        Account of: Ventas Finance I, LLC

                                        In favour of:

                                        Account No: 5000000031841
                                        Reference: FUNB Loan #52-4000001

7. Offices:

     The Office of Party A for          Chicago, Illinois
     this Transaction is:

     The Office of Party B for          Ventas Finance I, LLC
     this Transaction is:               c/o Ventas, Inc.
                                        4360 Brownsboro Road, Suite 115
                                        Attn: President and CEO
                                        Louisville, KY 40207

8. Governing Law:                       The laws of the State of New York (without
                                        reference to choice of law doctrine)

9. Termination Currency:                USD

10.Assignment:                          This Transaction may not be assigned without
                                        the prior written  consent of the other party
                                        (such consent not to be unreasonably withheld)

11.Legal and Out-of-Pocket              For each party's own account
   Expenses:

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations, fax no. (312) 234-3603 and (312) 234-2544.

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Banc of America Financial Products, Inc.   Accepted and confirmed as of the date
                                           first written:

                                           Ventas Finance I, LLC


/s/ Erroll Pessotto                        /s/  T. Richard Riney
------------------------------             -------------------------------------
Authorized Signatory                       Name:  T. Richard Riney
Erroll Pessotto CFA                        Title:  Executive Vice President
Vice President

Amortization Schedule

Start Date                         Notional Amount (USD)

12/12/01                           $     225,000,000.00
1/10/02                            $     224,814,185.09
2/11/02                            $     224,626,905.34
3/11/02                            $     224,438,149.19
4/10/02                            $     224,247,905.02
5/10/02                            $     224,056,161.10
6/10/02                            $     223,862,905.59
7/10/02                            $     223,668,126.58
8/12/02                            $     223,471,812.07
9/10/02                            $     223,273,949.94
10/10/02                           $     223,074,528.00
11/12/02                           $     222,873,533.95
12/10/02                           $     222,670,955.40
1/10/03                            $     222,468,779.85
2/10/03                            $     222,260,994.72
3/10/03                            $     222,053,687.32
4/10/03                            $     221,844,544.85
5/12/03                            $     221,633,854.44
6/10/03                            $     221,421,503.08
7/10/03                            $     221,207,477.68
8/11/03                            $     220,991,765.05
9/10/03                            $     220,774,351.89
10/10/03                           $     220,555,224.78
11/10/03                           $     220,334,370.23
12/10/03                           $     220,111,774.60
1/12/04                            $     219,887,424.18
2/10/04                            $     219,661,305.13
3/10/04                            $     219,433,403.50
4/12/04                            $     219,203,705.26
5/10/04                            $     218,972,196.22
6/10/04                            $     218,738,862.12
7/12/04                            $     218,503,688.57
8/10/04                            $     218,266,661.07
9/10/04                            $     218,027,765.01
10/12/04                           $     217,786,985.64
11/10/04                           $     217,544,308.13
12/10/04                           $     217,299,717.52
1/10/05                            $     217,053,198.71
2/10/05                            $     216,804,736.52
3/10/05                            $     216,554,315.61
4/11/05                            $     216,301,920.55
5/10/05                            $     216,047,535.78

6/10/05                            $     215,791,145.61
7/11/05                            $     215,532,734.23
8/10/05                            $     215,272,285.71
9/12/05                            $     215,009,783.98
10/11/05                           $     214,745,212.87
11/10/05                           $     214,478,556.05
12/12/05                           $     214,209,797.09
1/10/06                            $     213,938,919.41
2/10/06                            $     213,665,906.31
3/10/06                            $     213,390,740.96
4/10/06                            $     213,113,406.39
5/10/06                            $     212,833,885.50
6/12/06                            $     212,552,161.05
7/10/06                            $     212,268,215.68
8/10/06                            $     211,982,031.86
9/11/06                            $     211,693,591.97
10/10/06                           $     211,402,878.21
11/10/06                           $     211,109,872.65

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